Exhibit 10.5

EXECUTION VERSION

ASSUMPTION AND LOSS ALLOCATION AGREEMENT

by and among

ACE American Insurance Company,

acting for itself and the ACE Affiliates (as defined below)

and

MCDERMOTT INTERNATIONAL, INC.,

a Panamanian corporation

and

BABCOCK & WILCOX HOLDINGS, INC.,

a corporation organized and existing under the laws of the State of Delaware

RECITALS

THIS ASSUMPTION AND LOSS ALLOCATION AGREEMENT (the “Agreement”), is entered into and effective as of May 18, 2010 (the “Effective Date”) by and among ACE AMERICAN INSURANCE COMPANY, individually and acting for the ACE Affiliates (in such capacities, the “Company”), MCDERMOTT INTERNATIONAL, INC., a Panamanian corporation (“MII”), BABCOCK & WILCOX HOLDINGS, INC., a Delaware corporation (“B&W”), to be succeeded by The Babcock & Wilcox Company, a Delaware corporation, after the effective time of the Merger, and, solely with respect to Sections 2, 3 and 5(c), the other MII Entities signatory hereto and the other B&W Entities signatory hereto.

WHEREAS, the Company and/or the ACE Affiliates have issued the Existing Policies to one or more MII Entities and one or more B&W Entities; and

WHEREAS, in connection with the Existing Policies, the Company, the ACE Affiliates, one or more MII Entities, and/or one or more B&W Entities entered into various Existing Insurance Agreements; and

WHEREAS, pursuant to the Existing Policies and the Existing Insurance Agreements, the MII Entities and the B&W Entities are obligated, among other things, to pay or reimburse the Company and/or the ACE Affiliates for certain Obligations, which Obligations are secured by the Existing Collateral; and

WHEREAS, B&W, prior to the Separation, is a wholly owned Subsidiary of MII; and

WHEREAS, MII intends to spin-off B&W from MII through a dividend of common stock of B&W to the shareholders of MII (the “Separation”); and

WHEREAS, in connection with the Separation: (a) the MII Entities desire to transfer and the B&W Entities desire to assume any B&W Obligations that were incurred by, or with respect to which there exists any obligation of, an MII Entity, whether such B&W Obligations were existing, accruing or arising before, on or after the Effective Date; and (b) the B&W Entities desire to transfer and the MII Entities desire to assume any MII Obligations that were incurred by, or with respect to which there exists any obligation of, a B&W Entity, whether such MII Obligations were existing, accruing or arising before, on or after the Effective Date; and

WHEREAS, the Company, on its own behalf and on behalf of the ACE Affiliates, is willing to consent to the transfer and assumption of the Obligations as set forth herein, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual promises set out herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, including a one-time administrative fee of $25,000 (the “Fee”), and intending to be legally bound, the Parties agree as follows:

1. Definitions. The following terms used herein, including in the recitals and Exhibits hereto, shall have the following meanings:

“ACE Affiliate” means each Affiliate of ACE American Insurance Company that is listed on Exhibit V attached hereto and made a part hereof that has issued an Existing Policy or is party to an Existing Insurance Agreement.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person. For this purpose “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the recitals to this Agreement.

“Assumption Time” means midnight (New York time) on the Effective Date.

“B&W” has the meaning set forth in the recitals to this Agreement.

“B&W Assumed Obligations” has the meaning set forth in Section 5(b).

“B&W Assumption” has the meaning set forth in Section 2(a).

“B&W Entity” means B&W and each of the entities listed on Exhibit I attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the B&W Entities will not be Subsidiaries or Affiliates of MII or any of the other MII Entities.

“B&W LOC” has the meaning set forth in Section 5(b).

“B&W Obligations” means any Obligations of, or to the extent arising from the operations, business, or property of, a B&W Entity for which any MII Entity is responsible under the terms of an Existing Policy or Existing Insurance Agreement, whether arising prior to, at or after the Effective Date.

“B&W Retained Obligations” has the meaning set forth in Section 2(d).

“Cash Collateral” has the meaning set forth in Section 7.

“Company” has the meaning set forth in the recitals to this Agreement.

“Company Designation” has the meaning set forth in Section 4(a).

“Effective Date” has the meaning set forth in the recitals to this Agreement.

“ESIS” means ESIS, Inc., an Affiliate of the Company.

“Existing Collateral” means any and all of the following forms of security held by the Company or any ACE Affiliate under the terms of any Existing Policy or Existing Insurance Agreement in order to secure any Obligations outstanding as of the date hereof: (i) any and all letters of credit outstanding as of the date hereof provided by or required to be provided by a B&W Entity or a MII Entity; (ii) any and all Cash Collateral provided by or required to be provided by a B&W Entity or a MII Entity; (iii) any securities account pledged by a B&W Entity or a MII Entity pursuant to any Existing Insurance Agreement; or (iv) any other collateral or security previously provided by a B&W Entity or a MII Entity under the terms of any Existing Policy or Existing Insurance Agreement in order to secure any Obligations outstanding as of the date hereof.

“Existing ESIS Agreement” means any agreement relating to claims or losses under one or more Existing Policies in which ESIS is in direct contractual privity with any MII Entity or any B&W Entity.

“Existing Insurance Agreement” means any agreement entered into on or prior to the date hereof by or on behalf of (or which is otherwise binding on) any B&W Entity and/or MII Entity with the Company or an ACE Affiliate in connection with an Existing Policy, including, without limitation, any high deductible agreement, any notice of election, any collateral agreement, any agreement relating to any deductible or paid loss retrospectively rated insurance program, any agreement relating to deductibles under any of the Existing Policies, any letter or agreement relating to policy dividends, any early close-out agreement relating to any Existing Policy or Existing Insurance Agreement and any agreement described on Exhibit II and Exhibit VI attached hereto and made a part hereof.

“Existing Policy” means each policy of general liability insurance, automobile liability insurance and workers compensation insurance (other than any insurance policy that is the subject of any reinsurance agreement) issued prior to the date hereof by the Company or an ACE Affiliate to a B&W Entity or a MII Entity, as applicable, including those policies identified on Exhibit III and Exhibit VII attached hereto and made a part hereof.

“Fee” has the meaning set forth in the recitals to this Agreement.

“Foreign Insurance Agreements” means the Existing Insurance Agreements listed on Exhibit VI attached hereto and made a part hereof and any other similar written agreements entered into between the Company or any of its Affiliates and a MII Entity or a B&W Entity in connection with or relating to insurance policies issued to cover risks located primarily outside of the continental United States during the period from January 1, 1974 through May 7, 2010.

“Foreign Policies” means the Existing Policies listed on Exhibit VII attached hereto and made a part hereof and any other general liability insurance policy issued by the Company or any of its Affiliates to a MII Entity or a B&W Entity to cover risks located primarily outside of the continental United States during the period from January 1, 1974 through May 7, 2010.

“Master Separation Agreement” means a Master Separation Agreement to be entered into between MII and The Babcock & Wilcox Company in connection with the Separation.

“Merger” means the merger, to occur after the date hereof, of Babcock & Wilcox Holdings, Inc., a Delaware corporation, with and into The Babcock & Wilcox Company, a Delaware corporation and the surviving entity of such Merger.

“MII” has the meaning set forth in the recitals to this Agreement.

“MII Cash Collateral” has the meaning set forth in Section 5(a).

“MII Assumed Obligations” has the meaning set forth in Section 5(a).

“MII Assumption” has the meaning set forth in Section 2(c).

“MII Entity” means MII and each of the entities listed on Exhibit IV attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the MII Entities will not be Subsidiaries or Affiliates of B&W or any of the other B&W Entities.

“MII LOC” has the meaning set forth in Section 5(a).

“MII Obligations” means any Obligations of, or to the extent arising from the operations, business, or property of, a MII Entity for which any B&W Entity is responsible under the terms of an Existing Policy or Existing Insurance Agreement, whether arising prior to, at or after the Effective Time.

“MII Retained Obligations” has the meaning set forth in Section 2(b).

“Obligations” means any and all amounts, duties, liabilities and obligations, whether accrued, fixed or contingent, mature or inchoate, known or unknown, including deductibles and premium adjustments, payable by or to be performed by a MII Entity or a B&W Entity to the Company or any ACE Affiliate under the terms of any Existing Policy or any Existing Insurance Agreement.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its bylaws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, and (d) with respect to any limited liability company, its certificate or articles of formation or organization and its operating agreement or other organizational documents.

“Parties” means the Company, MII and B&W, collectively (and each individually is a “Party”).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a union, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Separation” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” means, with respect to any specified Person, any corporation, partnership, limited liability company, joint venture or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such specified Person or by any one or more of its Subsidiaries, or by such specified Person and one or more of its Subsidiaries.

“Substituted Collateral” means (i) the MII LOC and the B&W LOC and (ii) any other collateral or security to be provided on or after the date hereof by a B&W Entity or a MII Entity under the terms of any Existing Policy or Existing Insurance Agreement in order to secure any Obligations outstanding as of the date hereof.

2. Assumption.

(a) B&W Assumption. Notwithstanding anything in any Existing Insurance Agreement or Existing Policy to the contrary, each MII Entity that is a signatory hereto hereby transfers and assigns, and B&W does hereby assume, effective as of the Assumption Time, the B&W Obligations; and B&W hereby agrees to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of any MII Entity under the Existing Policies and Existing Insurance Agreements in respect of the B&W Obligations (the “B&W Assumption”). The Company, on its own behalf and on behalf of the ACE Affiliates, hereby consents to, and agrees to give full force and effect to, the B&W Assumption. From and after the Assumption Time, the Company (and/or the applicable ACE Affiliate): (i) may enforce its rights under the Existing Policies and the Existing Insurance Agreements in respect of the B&W Obligations against B&W to the same extent such Person could, prior to the B&W Assumption, enforce such rights against the applicable MII Entity and (ii) releases each MII Entity from its obligation to observe, pay, perform, satisfy, fulfill or discharge any such B&W Obligations.

(b) MII Retained Obligations. MII hereby agrees to continue to observe, pay, perform, satisfy, fulfill and discharge any and all of its now existing and hereafter arising Obligations (other than B&W Obligations) (the “MII Retained Obligations”) in accordance with the terms of this Agreement and the applicable Existing Policy and Existing Insurance Agreement.

(c) MII Assumption. Notwithstanding anything in any Existing Insurance Agreement or Existing Policy to the contrary, each B&W Entity that is a signatory hereto hereby transfers and assigns, and MII does hereby assume, effective as of the Assumption Time, the MII Obligations; and MII hereby agrees to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of any B&W Entity under the Existing Policies and Existing Insurance Agreements in respect of the MII Obligations (the “MII Assumption”). The Company, on its own behalf and on behalf of the ACE Affiliates, hereby consents to, and agrees to give full force and effect to, the MII Assumption. From and after the Assumption Time, the Company (and/or the applicable ACE Affiliate): (i) may enforce its rights under the Existing Policies and the Existing Insurance Agreements

in respect of the MII Obligations against MII to the same extent such Person could, prior to the MII Assumption, enforce such rights against the applicable B&W Entity and (ii) releases each B&W Entity from its obligation to observe, pay, perform, satisfy, fulfill or discharge any such MII Obligations.

(d) B&W Retained Obligations. B&W hereby agrees to continue to observe, pay, perform, satisfy, fulfill and discharge any and all of its now existing and hereafter arising Obligations (other than MII Obligations) (the “B&W Retained Obligations”) in accordance with the terms of this Agreement and the applicable Existing Policy and Existing Insurance Agreement.

(e) Obligations of the Company and the ACE Affiliates. For the avoidance of doubt, the Parties acknowledge that nothing in this Agreement shall discharge, limit or in any way affect the obligations of the Company or the ACE Affiliates as insurers under any of the Existing Policies. Such obligations shall continue to be performed to the extent and in the manner set forth in the applicable Existing Policy by the Company and/or by the ACE Affiliates, as the case may be, for the benefit of such Persons who are entitled to such performance under the applicable Existing Policy, provided, however, that to the extent that such performance gives rise to Obligations, the responsibility for such Obligations shall be governed by this Agreement.

(f) Existing ESIS Agreements. The Parties shall use commercially reasonable efforts to enter into an agreement with ESIS promptly after the date hereof pursuant to which ESIS shall acknowledge and consent to the B&W Assumption and the MII Assumption and the other provisions of this Agreement with respect to determining any MII Obligations, MII Retained Obligations, B&W Obligations or B&W Retained Obligations (or allocations thereof) in respect of any Existing ESIS Agreement.

3. Joinder. As of the Effective Date, (a) to the extent that B&W is not already a party thereto and an Existing Insurance Agreement contains any B&W Obligations, each Existing Insurance Agreement is hereby deemed amended to add B&W as an “Insured” or other such obligor thereunder solely to the extent necessary to give effect to the B&W Assumption and (b) to the extent that MII is not already a party thereto and an Existing Insurance Agreement contains any MII Obligations, each Existing Insurance Agreement is hereby deemed amended to add MII as an “Insured” or other such obligor thereunder solely to the extent necessary to give effect to the MII Assumption.

4. Allocation.

(a) Company Designations. (i) MII shall continue to pay or perform any and all Obligations constituting MII Retained Obligations pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance Agreement giving rise to such Obligations and (ii) B&W shall continue to pay or perform any and all Obligations constituting B&W Retained Obligations pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance Agreement giving rise to such Obligations; provided, however, that in each case, MII and B&W shall provide to the Company on a timely basis such information as the Company may request so that the Company may determine whether the Obligations constitute MII Retained Obligations or B&W Retained Obligations. The Company shall determine whether such Obligations constitute MII Retained Obligations or B&W Retained Obligations (the “Company Designation”) and shall notify the applicable Party of any such Company Designation. With respect to the Obligations arising out of or relating to the Foreign Policies or the Foreign Insurance Agreements, if the Company is unable to make a determination as to whether any such Obligations constitute MII Retained Obligations or B&W Retained Obligations based upon the information available to the Company, the Company will deem the Company Designation for such Obligations to be MII Retained Obligations. B&W agrees that, notwithstanding any dispute or disagreement it may have with respect to any Company Designation, it will pay any B&W Retained Obligation pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance Agreement giving rise to such B&W Retained Obligation; and MII agrees that, notwithstanding any dispute or disagreement it may have with respect to any Company Designation, it will pay such MII Retained Obligation pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance

Agreement giving rise to such MII Retained Obligation; provided, however, that such payment shall not be construed as prejudicial to either Party in any dispute between MII and B&W with respect to any such Company Designation.

(b) Disputes. Notwithstanding any dispute or disagreement between MII and B&W concerning a Company Designation, the applicable Party shall pay any amount payable pursuant to a Company Designation as set forth in Section 4(a), and any such dispute or disagreement between MII and B&W shall be resolved pursuant to Article V of the Master Separation Agreement; provided, that (i) until the Master Separation Agreement is executed and delivered by all parties thereto, the reference to such agreement herein shall be deemed to refer to the draft thereof dated as of April 28, 2010; (ii) the Company will not be made a party to any arbitration proceeding arising from such dispute or disagreement, but may be called as a witness; (iii) any costs incurred by the Company in respect of any such arbitration proceeding will be fully reimbursed to the Company equally by the Disputing Parties promptly following receipt of a reimbursement demand from the Company; (iv) under no circumstances will MII or B&W, as a result of such arbitration proceeding, require the Company to return any amount received by the Company pursuant to a prior Company Designation, whether such amount was received as a result of the Company’s draw against security posted for its benefit or otherwise, and (v) the Company shall comply with the allocation or other resolution of such dispute established by any award or order of such arbitration, or settlement between the Disputing Parties; and (vi) any indemnification and reimbursement of the Company by B&W and MII pursuant to this Agreement, the Existing Policies and the Existing Insurance Agreements and any other agreement relating to the disputed Company Designation shall be in accordance with the allocation established by such award, order or settlement of such dispute.

5. Collateral and Fee.

(a) MII LOC.

(i) MII will, within fifteen (15) days after the Effective Date, provide to the Company, as beneficiary thereof, (A) cash collateral in an amount of $687,236 in respect of its Obligations under the Existing Insurance Agreements and the Existing Policies (other than the Foreign Insurance Agreements and Foreign Policies) and (B) cash collateral in an amount of $6,074,640 in respect of the Foreign Insurance Agreements and Foreign Policies (such cash collateral individually and collectively being referred to herein as the “MII Cash Collateral”). The Company shall return the MII Cash Collateral to MII promptly upon receipt of the MII LOC as set forth below. MII will, within fifteen (15) days after July 1, 2010, provide to the Company, as beneficiary thereof, (A) a clean, irrevocable and unconditional letter of credit in an amount of $687,236 in respect of its Obligations under the Existing Insurance Agreements and the Existing Policies (other than the Foreign Insurance Agreements and Foreign Policies) and (B) a clean, irrevocable and unconditional letter of credit in an amount of $6,074,640 in respect of the Foreign Insurance Agreements and Foreign Policies (each such letter of credit individually and collectively being referred to herein as the “MII LOC”), issued in a form and by a bank or other financial institution, in each case acceptable to the Company; and/or such other forms of collateral as the Company may permit from time to time. The MII LOC shall be in an aggregate amount that is less than the aggregate amount of the Existing Collateral provided by MII and shall secure the MII Retained Obligations and the Obligations assumed by MII in the MII Assumption (the “MII Assumed Obligations”).

(ii) The MII LOC shall be “evergreen,” meaning that it shall provide by its terms that it will be renewed automatically each year for an additional year unless written notice of non-renewal is received by the Company at least sixty (60) days prior to the MII LOC’s anniversary date. If the Company permits MII to provide collateral in a form other than the MII LOC, MII shall provide such collateral in an amount and form acceptable to the Company.

(iii) MII shall keep the MII LOC in place (or other collateral acceptable to the Company) as security for payment of the MII Retained Obligations and the MII Assumed Obligations, until the

Company determines in its sole discretion that there is no longer any need for such collateral. If there shall be a material deterioration in the financial condition of the bank or other financial institution which has issued the MII LOC, the Company shall have the right to require MII to replace the MII LOC with a new letter of credit with similar terms issued by a bank or other financial institution then acceptable to the Company.

(iv) The Company shall have the right to draw against the MII LOC and/or other collateral in each instance where any portion of the MII Retained Obligation or the MII Assumed Obligations for any reason is not fulfilled in the manner and within the time periods required under this Agreement or the Existing Policies or Existing Insurance Agreements giving rise thereto.

(v) Annually, the Company shall review and redetermine the amount of the MII Retained Obligations and the MII Assumed Obligations and the amount of collateral security required pursuant to this Agreement. At such time, MII will provide its most recent audited financial statements, interim financial statements, and any other financial information reasonably requested by the Company for the purpose of evaluating the financial condition of MII. MII will provide any needed increases in the amount of the MII LOC (and/or other collateral if acceptable to the Company) within thirty (30) days of the Company’s written request for any additional required amount of the MII LOC. The Company will effect any decreases in the amount of the MII LOC (and/or other collateral) promptly, provided that MII is not in breach of any of its obligations under this Agreement, the Existing Policies or any Existing Insurance Agreement.

(b) B&W LOC.

(i) B&W will, within fifteen (15) days after the Effective Date, provide to the Company, as beneficiary thereof, (A) a clean, irrevocable and unconditional letter of credit in an amount of $33,828,776 in respect of its Obligations under the Existing Insurance Agreements and the Existing Policies (other than the Foreign Insurance Agreements and Foreign Policies) and (B) a clean, irrevocable and unconditional letter of credit in an amount of $200,000 in respect of the Foreign Insurance Agreements and Foreign Policies (each such letter of credit individually and collectively being referred to herein as the “B&W LOC”), issued in a form and by a bank or other financial institution, in each case acceptable to the Company; and/or such other forms of collateral as the Company may permit from time to time. The B&W LOC shall be in an aggregate amount that is less than the aggregate amount of the Existing Collateral provided by B&W and shall secure the B&W Retained Obligations and the Obligations assumed by B&W in the B&W Assumption (the “B&W Assumed Obligations”).

(ii) The B&W LOC shall be “evergreen,” meaning that it shall provide by its terms that it will be renewed automatically each year for an additional year unless written notice of non-renewal is received by the Company at least sixty (60) days prior to the B&W LOC’s anniversary date. If the Company permits B&W to provide collateral in a form other than the B&W LOC, B&W shall provide such collateral in an amount and form acceptable to the Company.

(iii) B&W shall keep the B&W LOC in place (or other collateral acceptable to the Company) as security for payment of the B&W Retained Obligations and the B&W Assumed Obligations, until the Company determines in its sole discretion that there is no longer any need for such collateral. If there shall be a material deterioration in the financial condition of the bank or other financial institution which has issued the B&W LOC, the Company shall have the right to require B&W to replace the B&W LOC with a new letter of credit with similar terms issued by a bank or other financial institution then acceptable to the Company.

(iv) The Company shall have the right to draw against the B&W LOC and/or other collateral in each instance where any portion of the B&W Retained Obligations or the B&W Assumed Obligations for any reason is not fulfilled in the manner and within the time periods required under this Agreement or the Existing Policies or Existing Insurance Agreements giving rise thereto.

(v) Annually, the Company shall review and redetermine the amount of the B&W Retained Obligations and the B&W Assumed Obligations and the amount of collateral security required pursuant to this Agreement. At such time, B&W will provide its most recent audited financial statements, interim financial statements, and any other financial information reasonably requested by the Company for the purpose of evaluating the financial condition of B&W. B&W will provide any needed increases in the amount of the B&W LOC (and/or other collateral if acceptable to the Company) within thirty (30) days of the Company’s written request for any additional required amount of the B&W LOC. The Company will effect any decreases in the amount of the B&W LOC (and/or other collateral) promptly, provided that B&W is not in breach of any of its obligations under this Agreement, the Existing Policies or any Existing Insurance Agreement.

(c) Substituted Collateral. Notwithstanding anything in any Existing Policy or Existing Insurance Agreement to the contrary, the Parties, each B&W Entity that is a party hereto and each MII Entity that is a party hereto hereby agree that, upon receipt of the Substituted Collateral as set forth in Section 5(a)(i) and 5(b)(i), the Existing Collateral shall be replaced with such Substituted Collateral and, accordingly, shall be released by the Company and the ACE Affiliates.

(d) Fee. No later than fifteen (15) days after the Effective Date, MII shall pay to the Company the Fee, which shall be paid pursuant to the Company’s wire instructions as provided to MII in writing prior to the date such Fee is payable.

6. Existing Collateral. The Substituted Collateral required to be provided by MII and B&W hereunder shall, except to the extent provided otherwise in this Agreement, be subject to all of the terms and conditions applicable to the Existing Collateral pursuant to the Existing Insurance Agreements to the same extent that such terms and conditions applied to the Existing Collateral thereunder.

7. Security Interest. Each of MII and B&W will separately provide (or have provided) to the Company and ESIS, from time to time, funds to be credited to paid loss deposit funds, deductible funds and/ or loss funds (collectively, “Cash Collateral”) that the Company or ESIS shall hold pursuant to the Existing Insurance Agreements with respect to the MII Retained Obligations and the MII Assumed Obligations, in the case of MII, and with respect to the B&W Retained Obligations and the B&W Assumed Obligations, in the case of B&W. Each of MII and B&W hereby grant to the Company, for its benefit and the benefit of the ACE Affiliates, a continuing first priority security interest in and lien on all of their respective right, title and interest, if any, in and to the Cash Collateral and all proceeds thereof as security for their now existing and hereafter arising Obligations to the Company or such ACE Affiliates. The Company shall hold the Cash Collateral in accordance with the terms of the applicable Existing Insurance Agreement pursuant to which such Cash Collateral was provided to the Company or the applicable ACE Affiliate. The Company shall have the sole and exclusive right, and is hereby authorized, to use the Cash Collateral to pay any and all Obligations of MII and/or B&W in accordance with the Company Designation in accordance with the terms of the applicable Existing Insurance Agreement and this Agreement.

8. Billing. On and after the Effective Date, the Company (or any third party administrator acting on behalf of the Company in respect of an Existing Policy) will, in each case in accordance with the billing procedures set forth in the applicable Existing Policy and Existing Insurance Agreement:

(a) bill MII directly for the MII Retained Obligations and the MII Assumed Obligations; and

(b) bill B&W directly for the B&W Retained Obligations and the B&W Assumed Obligations.

9. Amendments. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated except by a written instrument signed by the Company, B&W, MII and each other Party, if any, against whom enforcement of such amendment, change, waiver, discharge or termination is sought.

10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any right or obligation hereunder may be assigned or conveyed by any Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

11. [Intentionally Omitted].

12. No Waiver. The failure or refusal by any Party to exercise any rights granted hereunder shall not constitute a waiver of such rights or preclude the subsequent exercise thereof, and no oral communication shall be asserted as a waiver of any such rights hereunder unless such communication shall be confirmed in a writing plainly expressing an intent to waive such rights and signed by the Party against whom such waiver is asserted.

13. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission or by electronic mail shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties and other Persons signatory hereto transmitted by facsimile or by electronic mail shall be deemed to be their original signatures for all purposes.

14. No Third Party Beneficiary. This Agreement shall not be deemed to give any right or remedy to any third party whatsoever unless otherwise specifically granted hereunder.

15. Parties’ Representations. As of the Effective Date, each of the Parties expressly represents on its own behalf: (a) it is an entity in good standing in its jurisdiction of organization; (b) it has all requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder; (c) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary corporate or other action; (d) this Agreement, when duly executed and delivered by it, and subject to the due execution and delivery hereof by the other Parties, will be a valid and binding obligation of it, enforceable against it, its successors and permitted assigns, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles; (e) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (i) violate any provision of its Organizational Documents, (ii) violate any applicable order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against it, or binding upon it, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon it as of the date hereof, or (iii) violate any agreement, contract, obligation, promise or undertaking that is legally binding and to which it is a party or by which it is bound; and (f) the signatory hereto on behalf of it is duly authorized and legally empowered to enter into this Agreement on its behalf.

16. Notices. Any and all notices, requests, approvals, authorizations, consents, instructions, designations and other communications that are required or permitted to be given pursuant to this Agreement shall be in writing and may be given either by personal delivery, first class prepaid post (airmail if to another country) or by internationally recognized overnight delivery service to the following address, or to such other address and recipient as such Party may have notified in accordance with the terms of this section as being its address or recipient for notification for the purposes of this Agreement:

If to the Company	ACE American Insurance Company 225 E. John Carpenter Freeway, Suite 1300 Irving, TX 75062
	Attention:	Underwriting Manager ACE Risk Management

	Telephone:	(972) 465.7500
	Facsimile:	(972) 465.7826

If to any MII Entity:	McDermott International, Inc. 757 N. Eldridge Parkway Houston, Texas 77079
	Attention:	VP and Chief Risk Officer (with copy to General Counsel)

	Telephone:	281-870-5785
	Telecopier:	281-870-5923
	Electronic Mail:	twoodard@mcdermott.com

If to any B&W Entity:	Prior to the Separation:

Babcock & Wilcox Holdings, Inc. 800 Main Street Lynchburg, Virginia 24504
	Attention:	Director, Risk Management (with copy to General Counsel)
	Telephone:	434-522-6800

with a copy to:
McDermott International, Inc. 777 N. Eldridge Parkway Houston, Texas 77079
	Attention:	Director, Risk Management (with copy to General Counsel)

	Telephone:	281-870-5476
	Telecopier:	281-870-5923
	Electronic Mail:	cjryan@mcdermott.com

On and After the Separation:

The Babcock & Wilcox Company The Harris Building 13024 Ballantyne Corporate Place, Suite 700 Charlotte, North Carolina
	Attention:	Director, Risk Management (with copy to General Counsel)

Any notice or communication to any Person shall be deemed to be received by that Person:

(A) upon personal delivery; or

(B) upon receipt if sent by mail or courier.

17. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to those provisions concerning conflicts of laws that would result in the application of the laws of any other jurisdiction.

18. Entire Agreement. This Agreement, together with the Existing Policies and Existing Insurance Agreements, constitute the entire agreement among all of the Parties and supersedes all other prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

19. Dispute Resolution. If a dispute between either MII or B&W, on the one hand, and the Company or any ACE Affiliate, on the other hand, involves rights or obligations arising under this Agreement, or any of the Existing Policies or Existing Insurance Agreements, the arbitration provisions in the most recent Existing Insurance Agreement referenced in Exhibit II shall govern the resolution of the entire dispute in all respects. In any such arbitration brought by or against MII or B&W, the other of B&W or MII, as applicable, shall have right to associate effectively in the defense and/or prosecution of such arbitration.

20. Severability. If any term or other provision of this Agreement or the Exhibits attached hereto is determined by a nonappealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any sentence in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

21. Rules of Construction. The definitions of terms used herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained herein), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement. No provision of this Agreement shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be legally bound hereby have executed this Agreement, by their duly authorized representatives.

ACE AMERICAN INSURANCE COMPANY, on behalf of itself and the ACE Affiliates

By:	/S/ LAURA VEST
Name:	Laura Vest
Title:	Vice President

MCDERMOTT INTERNATIONAL, INC.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Senior Vice President

BABCOCK & WILCOX HOLDINGS, INC.

By:	/S/ MICHAEL S. TAFF
Name:	Michael S. Taff
Title:	Senior Vice President

Signature Page to Assumption and Loss Allocation Agreement

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTIONS 2, 3 and 5(c):

B&W ENTITIES:

AMERICON EQUIPMENT SERVICES, INC.

AMERICON, INC.

APPLIED SYNERGISTICS, INC.

BABCOCK & WILCOX CANADA LTD.

BABCOCK & WILCOX CHINA HOLDINGS, INC.

BABCOCK & WILCOX CONSTRUCTION CO., INC.

BABCOCK & WILCOX DE MONTERREY, S.A. DE C.V.

BABCOCK & WILCOX DENMARK HOLDINGS, INC.

BABCOCK & WILCOX EBENSBURG POWER, INC.

BABCOCK & WILCOX EQUITY INVESTMENTS, INC.

BABCOCK & WILCOX INDIA HOLDINGS, INC.

BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION

BABCOCK & WILCOX INTERNATIONAL, INC.

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

BABCOCK & WILCOX MODULAR NUCLEAR ENERGY LLC

BABCOCK & WILCOX NUCLEAR OPERATIONS GROUP, INC.

BABCOCK & WILCOX NUCLEAR ENERGY, INC.

BABCOCK & WILCOX NUCLEAR SERVICES (U.K.) LIMITED

BABCOCK & WILCOX TECHNICAL SERVICES CLINCH RIVER, LLC

BABCOCK & WILCOX POWER GENERATION GROUP, INC.

BABCOCK & WILCOX TECHNICAL SERVICES GROUP, INC.

BABCOCK & WILCOX TECHNICAL SERVICES SAVANNAH RIVER COMPANY

BABCOCK & WILCOX VOLUND A/S

BCE PARTS LTD.

BWX TECHNOLOGIES, INC.

BWXT FEDERAL SERVICES, INC.

BWXT HANFORD COMPANY

BWXT OF IDAHO, INC.

BWXT OF OHIO, INC.

BWXT WASHINGTON, INC.

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

CREOLE INSURANCE COMPANY, LTD.

DELTA POWER SERVICES, LLC

DIAMOND OPERATING CO., INC.

DIAMOND POWER AUSTRALIA HOLDINGS, INC.

DIAMOND POWER CHINA HOLDINGS, INC.

DIAMOND POWER EQUITY INVESTMENTS, INC.

DIAMOND POWER INTERNATIONAL, INC.

DIAMOND POWER SPECIALTY (PROPRIETARY) LIMITED

DPS BERKELEY, LLC

DPS CADILLAC, LLC

DPS FLORIDA, LLC

DPS GREGORY, LLC

DPS LOWELL COGEN, LLC

DPS MECKLENBURG, LLC

DPS MICHIGAN, LLC

DPS MOJAVE, LLC

DPS SABINE, LLC

GUMBO INSURANCE COMPANY, LTD.

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

INTECH INTERNATIONAL INC.

INTECH, INC.

IVEY-COOPER SERVICES, L.L.C.

MARINE MECHANICAL CORPORATION

NFS HOLDINGS, INC.

NOG-ERWIN HOLDINGS, INC.

NORTH COUNTY RECYCLING, INC.

NUCLEAR FUEL SERVICES, INC.

O&M HOLDING COMPANY

SOFCO - EFS HOLDINGS LLC

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

BABCOCK & WILCOX TECHNICAL SERVICES (U.K.) LIMITED

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Joint Secretary

Signature Page to Assumption and Loss Allocation Agreement

B&W DE PANAMA, INC.

BABCOCK & WILCOX INTERNATIONAL INVESTMENTS CO., INC.

BABCOCK & WILCOX INVESTMENT COMPANY

By:	/S/ MICHAEL S. TAFF
Name:	Michael S. Taff
Title:	Senior Vice President, of each of the above

Signature Page to Assumption and Loss Allocation Agreement

BABCOCK & WILCOX INDIA PRIVATE LIMITED

DIAMOND POWER SPECIALTY LIMITED

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

NATIONAL ECOLOGY COMPANY

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Secretary

DIAMOND POWER DO BRASIL LIMITADA

DIAMOND POWER INTERNATIONAL, INC.

BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION (as Shareholders of Diamond Power do Brasil Limitada)

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary of each of the Shareholders

Signature Page to Assumption and Loss Allocation Agreement

P. T. BABCOCK & WILCOX ASIA

SERVICIOS DE FABRICACION DE VALLE SOLEADO, S.A. DE C.V.

SERVICOS PROFESIONALES DE VALLE SOLEADO, S.A. DE C.V.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary

Signature Page to Assumption and Loss Allocation Agreement

DIAMOND POWER CENTRAL & EASTERN EUROPE S.R.O.

DIAMOND POWER FINLAND OY

By:	/S/ JUHA K. MUSTONEN
Name:	Juha K. Mustonen
Title:	Managing Director

Signature Page to Assumption and Loss Allocation Agreement

DIAMOND POWER MACHINE (HUBEI) CO., INC.

By:	/S/ DAVID R. GIBBS
Name:	David R. Gibbs
Title:	Director

Signature Page to Assumption and Loss Allocation Agreement

DIAMOND POWER SWEDEN AB

By:	/S/ MIKA J. HAIKOLA
Name:	Mika J. Haikola
Title:	Managing Director

Signature Page to Assumption and Loss Allocation Agreement

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTIONS 2, 3 and 5(c):

MII ENTITIES:

CHARTERING COMPANY (SINGAPORE) PTE. LTD.

J. RAY MCDERMOTT (QINGDAO) PTE. LTD.

J. RAY MCDERMOTT ASIA PACIFIC PTE. LTD.

MALMAC SDN. BHD.

MCDERMOTT (MALAYSIA) SENDIRIAN BERHAD

By:	/S/ JEFF J. HIGHTOWER
Name:	Jeff J. Hightower
Title:	Director of each of the above

BOUDIN INSURANCE COMPANY, LTD.

J. RAY MCDERMOTT EASTERN HEMISPHERE LIMITED

LAGNIAPPE INSURANCE COMPANY, LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Assistant Secretary, of each of the above

Signature Page to Assumption and Loss Allocation Agreement

J. RAY MCDERMOTT UK LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Joint Secretary

EASTERN MARINE SERVICES, INC.

GLOBAL ENERGY - MCDERMOTT LIMITED

HYDRO MARINE SERVICES, INC.

J. RAY MCDERMOTT (CASPIAN), INC.

J. RAY MCDERMOTT (NIGERIA) LTD.

J. RAY MCDERMOTT (NORWAY), AS

J. RAY MCDERMOTT CANADA HOLDING, LTD.

J. RAY MCDERMOTT CANADA, LTD.

J. RAY MCDERMOTT CONTRACTORS, INC.

J. RAY MCDERMOTT DE MEXICO, S.A. DE C.V.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

J. RAY MCDERMOTT ENGINEERING SERVICES PRIVATE LIMITED

J. RAY MCDERMOTT ENGINEERING, LLC

J. RAY MCDERMOTT FAR EAST, INC.

J. RAY MCDERMOTT INTERNATIONAL, INC.

J. RAY MCDERMOTT INTERNATIONAL VESSELS, LTD.

J. RAY MCDERMOTT INVESTMENTS B.V.

J. RAY MCDERMOTT KAZAKHSTAN LLP

J. RAY MCDERMOTT LOGISTIC SERVICES PVT. LIMITED

J. RAY MCDERMOTT MIDDLE EAST, INC.

J. RAY MCDERMOTT SOLUTIONS, INC.

J. RAY MCDERMOTT TECHNOLOGY, INC.

J. RAY MCDERMOTT UNDERWATER SERVICES, INC.

J. RAY MCDERMOTT WEST AFRICA HOLDINGS, INC.

J. RAY MCDERMOTT WEST AFRICA, INC.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

MCDERMOTT CASPIAN CONTRACTORS, INC.

MCDERMOTT FAR EAST, INC.

MCDERMOTT GULF OPERATING COMPANY, INC.

MCDERMOTT INTERNATIONAL B.V.

MCDERMOTT INTERNATIONAL INVESTMENTS CO., INC.

MCDERMOTT INTERNATIONAL MARINE INVESTMENTS N.V.

MCDERMOTT INTERNATIONAL TRADING CO., INC.

MCDERMOTT INTERNATIONAL VESSELS, INC.

MCDERMOTT MARINE MEXICO, S.A. DE C.V.

MCDERMOTT OFFSHORE SERVICES COMPANY, INC.

MCDERMOTT OLD JV OFFICE, INC.

MCDERMOTT OVERSEAS INVESTMENT CO. N.V.

MCDERMOTT OVERSEAS, INC.

MCDERMOTT TRADE CORPORATION

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

MENTOR SUBSEA TECHNOLOGY SERVICES, INC.

NORTH ATLANTIC VESSEL, INC.

OFFSHORE PIPELINES INTERNATIONAL, LTD.

OPI VESSELS, INC.

OPMI, LTD.

SABINE RIVER REALTY, INC.

SERVICIOS DE FABRICACION DE ALTAMIRA, S.A. DE C.V.

SERVICOS PROFESIONALES DE ALTAMIRA, S.A. DE C.V.

SPARTEC, INC.

VARSY INTERNATIONAL N.V.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

MCDERMOTT KFT.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Managing Director

Signature Page to Assumption and Loss Allocation Agreement

J. RAY MCDERMOTT (AUST.) HOLDING PTY. LIMITED

MCDERMOTT AUSTRALIA PTY. LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Corporate Officer of each of the above

MCDERMOTT INCORPORATED

MCDERMOTT PANAMA HOLDINGS, S.A.

J. RAY MCDERMOTT HOLDINGS, LLC

J. RAY MCDERMOTT, INC.

J. RAY MCDERMOTT, S.A.

MCDERMOTT CAYMAN LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Senior Vice President of each of the above

MCDERMOTT INTERNATIONAL MARKETING, INC.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	President

Signature Page to Assumption and Loss Allocation Agreement

FLOATEC, LLC

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

MCDERMOTT HOLDINGS (U.K.) LIMITED

MCDERMOTT MARINE CONSTRUCTION LIMITED

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Joint Secretary of each of the above

MCDERMOTT SERVICOS DE CONSTRUCAO, LTDA.

J. RAY MCDERMOTT INC.

MCDERMOTT OVERSEAS, INC., (as Shareholders)

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

OFFSHORE PIPELINES SDN. BHD.

OFFSHORE PIPELINES SDN. BLD. (as Sole Shareholder)

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

Signature Page to Assumption and Loss Allocation Agreement

INTERNATIONAL VESSELS LTD.

By:	/S/ STEVEN W. ROLL
Name:	Steven W. Roll
Title:	Director

Signature Page to Assumption and Loss Allocation Agreement

PT. BAJA WAHANA INDONESIA

By:	/S/ SCOTT CUMMINS
Name:	Scott Cummins
Title:	President Director

Signature Page to Assumption and Loss Allocation Agreement

SINGAPORE HUANGDAO PTE. LTD.

By:	/S/ ROCKNE L. MOSELEY
Name:	Rockne L. Moseley
Title:	Director

Signature Page to Assumption and Loss Allocation Agreement